Exhibit 99.2

This English translation is for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail.

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

PRESENTATION OF SEPARATE FINANCIAL DATA FROM THE
CONSOLIDATED FINANCIAL STATEMENTS ATTRIBUTABLE TO THE COMPANY

September 30, 2022 (Unaudited)

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

PRESENTATION OF SEPARATE FINANCIAL DATA

FROM THE CONSOLIDATED FINANCIAL STATEMENTS

ATTRIBUTABLE TO THE COMPANY

AS OF SEPTEMBER 30, 2022
(UNAUDITED)

U.S. DOLLARS IN THOUSANDS

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Special Report in accordance with Regulation 38d

Financial Information and Financial Data from the

Consolidated Financial Statements Attributable to the Company

Below is separate financial information and financial data attributable to the Company from the Group's consolidated financial statements as of September 30, 2022, published as part of the periodic reports ("consolidated financial statements"), presented in accordance with Regulation 38d to the Israeli Securities Regulations (Periodic and Immediate Reports), 1970.

PACIFIC OAK SOR (BVI) HOLDNGS, LTD.

Financial Information from the Consolidated Statements of Financial Position Attributable to the Company

	September 30,		December 31,
	2022	2021	2021
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
Non-current assets
Investments in investees	$1,351,770	$1,228,118	$1,261,541
Restricted cash	18,396	6,596	5,900
	1,370,166	1,234,714	1,267,441
Current assets
Cash and cash equivalents	25,332	35,784	6,137
Derivative asset	—	—	22
	25,332	35,784	6,159
Total assets	$1,395,498	$1,270,498	$1,273,600

EQUITY	$1,079,833	$993,870	$1,008,076
NON-CURRENT LIABILITIES
Debentures, net	310,184	173,765	258,773
Current liabilities
Accounts payable and accrued liabilities	2,659	1,542	4,672
Debentures, net	—	98,950	—
Derivative liability	—	44	—
Due to Owner	2,822	2,327	2,079
	5,481	102,863	6,751
Total liabilities	315,665	276,628	265,524
Total equity and liabilities	$1,395,498	$1,270,498	$1,273,600

The accompanying notes are an integral part of the condensed interim financial data.

PACIFIC OAK SOR (BVI) HOLDNGS, LTD.

Financial Information from the Consolidated Statements of Profit or Loss Attributable to the Company

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2022	2021	2022	2021	2021
	Unaudited				Audited
	U.S. dollars in thousands

Share of profit from investees, net	$81,253	$118,129	$40,633	$85,552	$146,798
Asset management fees to affiliate	(9,722)	(10,802)	(3,407)	(3,422)	(14,012)
General and administrative expenses	(4,277)	(3,668)	(1,363)	(1,534)	(4,776)
Operating income	67,254	103,659	35,863	80,596	128,010
Finance expense	(12,603)	(10,135)	(4,760)	(3,515)	(13,709)
Finance income	6	8	2	3	8
Foreign currency transaction adjustments, net	37,100	568	6,003	(2,271)	(7,446)
Net income	$91,757	$94,100	$37,108	$74,813	$106,863
Total comprehensive income	$91,757	$94,100	$37,108	$74,813	$106,863

The accompanying notes are an integral part of the condensed interim financial data.

PACIFIC OAK SOR (BVI) HOLDNGS, LTD.

Financial Information from the Consolidated Statements of Cash Flows Attributable to the Company

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2022	2021	2022	2021	2021
	Unaudited				Audited
	U.S. dollars in thousands
Cash flows from operating activities
Net income for the period	$91,757	$94,100	$37,109	$74,813	$106,863
Adjustments to reconcile net income to net cash provided by operating activities:
Share of profit from investees	(81,253)	(118,129)	(40,634)	(85,552)	(146,798)
Finance expense	12,603	10,135	4,760	3,515	13,709
Distribution (contribution) from (to) investees, net	16,889	44,486	(1,971)	15,989	53,904
Foreign currency transaction adjustments, net	(37,100)	(568)	(6,003)	2,271	7,446
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	1,202	174	147	95	67
Restricted cash for operational expenditures	(12,190)	(364)	(11,794)	(3)	(283)
Due to Owner	743	(718)	(2,722)	850	(966)
Net cash (used in) provided by operating activities	(7,349)	29,116	(21,108)	11,978	33,942
Cash flows from investing activities
Distribution (to) from investees, net	(25,865)	32,867	(2,809)	16,596	20,138
Proceeds from termination of derivative financial instrument	—	—	—	—	1,198
Net cash (used in) provided by investing activities	(25,865)	32,867	(2,809)	16,596	21,336
Cash flows from financing activities
Proceeds from debentures	90,953	74,232	(35)	—	256,894
Payments of deferred financing costs	(1,930)	(923)	(11)	—	(6,121)
Principal payments on debentures	—	(58,889)	—	—	(264,089)
Interest paid	(11,912)	(11,013)	(6,684)	(5,728)	(8,363)
(Funding) release of restricted cash for debt service obligations	(1,877)	—	—	—	943
Distribution to Owner	(20,000)	(41,758)	—	(30,000)	(41,758)
Net cash provided by (used in) financing activities	55,234	(38,351)	(6,730)	(35,728)	(62,494)
Effect of exchange rate changes on cash and cash equivalents	(2,825)	196	(354)	420	1,397
Increase (decrease) in cash	19,195	23,828	(31,001)	(6,734)	(5,819)
Cash, beginning of the period	6,137	11,956	56,333	42,518	11,956
Cash, end of the period	$25,332	$35,784	$25,332	$35,784	$6,137

The accompanying notes are an integral part of the condensed interim financial data.

PACIFIC OAK SOR (BVI) HOLDNGS, LTD.
Additional Information

U.S. dollars in thousands

NOTE 1:    BASIS OF PREPARATION

Separate financial information is prepared in a condensed format as of September 30, 2022 and for the three and nine months then ended, in accordance with Regulation 38D of the Securities Regulations (Periodic and Immediate Reports), 1970.

Please refer to the separate financial information in this regard to the financial information on the annual financial statements of the Company as of December 31, 2021 and for the year then ended and the information accompanying notes (hereinafter - the annual consolidated financial statements).

NOTE 2:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Additional Series B Debentures Issuance
On May 2, 2022, the Company raised approximately $95.3 million (approximately 320.4 million Israeli new Shekels at a price of 0.96 for every 1) of additional Series B Debentures to Israeli investors pursuant to a private offering registered with the Israel Securities Authority. The Series B Debentures would be identical in the terms and pari passu to the existing bonds.

Series B Debentures
The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of September 30, 2022, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of September 30, 2022 was $1.1 billion; (ii) the Net Adjusted Debt to Net Adjusted Cap was 51.0%; (iii) the Adjusted NOI was $83.3 million for the trailing twelve months ended September 30, 2022; and (iv) the consolidated scope of projects was $0 as of September 30, 2022.

Management Agreement Modifications
On September 9, 2022, Company’s Audit Committee and Board of Directors authorized an engagement in a framework of agreements dated September 9, 2022, which shall go into effect beginning September 1, 2022, with companies under the same ownership as the Company's advisor for the provision of services to the Company’s residential homes, and this in lieu of the management agreement, in amounts similar to those paid to the Company's advisor. Furthermore, as communicated to the Company, on September 9, 2022, the Owner and the Company's advisor amended the management agreement between them in a manner which excludes the residential homes from application of the management agreement with Company's advisor, and thus from the Back-to-Back agreement between the Company and the Owner as well.

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